UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

APAC Customer Services, Inc.
 (Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2333 Waukegan Road, Suite 100, Bannockburn, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-374-4980

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 19, 2009, senior management of APAC Customer Services, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for its fourth fiscal quarter and year ended December 28, 2008. A copy of the transcript of that teleconference and the accompanying PowerPoint presentation are attached hereto as Exhibits 99.1 and 99.2 respectively and incorporated in this filing in their entirety.

On February 25, 2009, senior management of the Company will make a presentation at the Baird’s 2009 Business Solutions Conference. The presentation is attached hereto as Exhibit 99.3 and is incorporated in this filing in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1      Transcript of February 19, 2009 Earnings Teleconference.

Exhibit 99.2      PowerPoint Presentation for February 19, 2009 Earnings Teleconference.

Exhibit 99.3      Presentation for Baird’s 2009 Business Solutions Conference.

These documents contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the company; terms of its client contracts; its ability to return to profitability; its ability to continue to reduce costs and achieve efficiencies; availability of cash flows from operations and borrowing availability under its revolving loan facility; its ability to comply with, or obtain waivers of or changes to, its debt covenants; its ability to effectively manage customer care center capacity and off-shore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with the company’s Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2007 and its subsequent filings on Form 10-Q for the fiscal quarters ended March 30, 2008; June 29, 2008; and September 28, 2008. These filings are available on a website maintained by the SEC at http://www.sec.gov.

The information included in Exhibits 99.1, 99.2 and 99.3 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

February 25, 2009	By:	/s/ Robert B. Nachwalter

Name: Robert B. Nachwalter
Title: SVP and General Counsel

APAC CUSTOMER SERVICES, INC.
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Transcript of February 19, 2009 Earnings Teleconference.

99.2	PowerPoint Presentation for February 19, 2009 Earnings Teleconference.

99.3	Presentation for Baird’s 2009 Business Solutions Conference.